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VANGUARD(R) WELLESLEY(R) INCOME FUND

SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 27, 2006


Effective at the close of business on June 30, 2006, Standard & Poor's Corporation will eliminate the Standard & Poor's (S&P) 500/Barra Value Index, a component of the stock portion of the Wellesley Composite Index, the Fund's index benchmark. Accordingly, the Fund's board of trustees has approved replacing the S&P 500/Barra Value Index with the S&P 500/Citigroup Value Index, a similar index, effective July 1, 2006. The S&P 500/Citigroup Value Index will carry the same weight in the composite index as did the S&P 500/Barra Value Index (approximately 26% of the composite).

This change will not affect the Fund's investment objective, strategies, or policies.

PROSPECTUS TEXT CHANGES
The second paragraph in the "Investment Advisor" section is replaced with the following:

Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average daily net assets for each quarter. In addition, the firm's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with that of the Wellesley Composite Index over the same period. This index is a composite benchmark, 65% of which is made up of the Lehman Brothers Credit A or Better Bond Index and 35% of which is a blended stock composite (75% S&P 500/Citigroup Value Index, 12.5% S&P Utilities Index, and 12.5% S&P Integrated Telecommunication Services Index).

















(C) 2006 The Vanguard Group, Inc. All rights reserved.               PS27 062006
Vanguard Marketing Corporation, Distributor.

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VANGUARD(R) WELLESLEY INCOME FUND(R)

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 27, 2006

IMPORTANT CHANGE TO VANGUARD WELLESLEY INCOME FUND

Effective June 30, 2006, Standard & Poor's Corporation will eliminate the Standard & Poor's (S&P) 500/Barra Value Index, a component of the stock portion of the Wellesley Composite Index, the Fund's index benchmark. Accordingly, the Fund's board of trustees has approved replacing the S&P 500/Barra Value Index with the S&P 500/Citigroup Value Index, a similar index, effective July 1, 2006. The S&P 500/Citigroup Value Index will carry the same weight in the composite index as did the S&P 500/Barra Value Index (approximately 26% of the composite).

     This change will not affect the Fund's investment objective, strategies, or policies.

STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGE FOR VANGUARD SELECTED VALUE FUND

The fourth paragraph in the Investment Advisory Services section is restated as follows:

     Under this agreement, the Fund pays Wellington Management an advisory fee at the end of each of the Fund's fiscal quarters. The fee is calculated by applying a quarterly rate, based on certain annual percentage rates, to the Fund's average daily net assets for the quarter . The quarterly payment to Wellington Management will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Fund relative to the investment performance of a Benchmark, 65% of which will comprise the Lehman Brothers Credit A or Better Bond Index and 35% of which will comprise a Blended Equity Composite (75% Standard & Poor's 500/Citigroup Value Index, 12.5% Standard & Poor's Utilities Index, and 12.5% Standard & Poor's Integrated Telecommunications Services Index). The investment performance of the Fund will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Benchmark for the same period.













(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                              062006